Exhibit 99.1




                        BERKOVITS, LAGO & COMPANY, LLP
                 CERTIFIED PUBLIC ACCOUNTANTS AND CONSULTANTS




         May 23, 2007



         Securities and Exchange Commission 450 Fifth Street Washington, D.C. 20549

         Commissioners:

         We have read the comments made by Total Luxury Group, Inc. (copy attached) which we understand will be filed with the Commission, pursuant to Item 4.01 and Item 4.02 of amended Form 8-K/A, as part of the Company's amended Form 8-K/A report dated May 23, 2007. We agree with the statements concerning our Firm in such amended Form 8K/A.

         Yours truly,

         /s/ Berkovits, Lago & Company, LLP
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         Berkovits, Lago & Company, LLP